FOURTH AMENDMENT
                                     to the
                                AMP INCORPORATED
                            PENSION RESTORATION PLAN

     The AMP Incorporated Pension Restoration Plan (January 1, 1995 Restatement), as heretofore amended on three occasions, is hereby further amended as set forth below.

     1. Effective for Retirements Dates after January 1, 1998, Section 6.1 of the Plan is amended to provide as follows:

                                    SECTION 6
                          AMOUNT AND PAYMENT OF BENEFIT

     6.1 Effective for Retirement Dates that occur after January 1, 1998, a Retiree's monthly accrued benefit under this Plan shall have a value on a pre-tax basis that is equal to the difference between A and B, where A is the monthly accrued benefit the Retiree would have been entitled to receive under the pension provisions of the Pension Plan
          (a) disregarding any reductions or restrictions on such benefit as a result of the Code Limitations, (b) using as the annual earnings measurement periods for Plan purposes the twelve consecutive calendar months that end on a relevant benefit computation date and the nine prior such twelve-month periods, (c) including as earnings attributable to an annual earnings measurement period both base earnings and annual cash bonus amounts paid or payable in the measurement period (without regard to whether a portion of such base earnings or cash bonus amounts have been deferred under the terms of the AMP Incorporated or Whitaker Corporation Deferred Compensation Plan or under any AMP-sponsored plan complying with the provisions of Sections 401(k) or 125 of the Code), (d) determining final 3-year average earnings by reference to the three such measurement periods that have the highest annual earnings totals, without regard to whether the periods are consecutive, and (e) augmenting a Retiree's credited years of service with any additional credit years of service granted to the Retiree for Plan purposes by written employment agreement, and B is the monthly accrued benefit actually payable to the Retiree under the Pension Plan.

     2. Effective January 1, 1998, Exhibit A is hereby amended to add certain individuals as Eligible Employees for Plan purposes. As of such date, the Exhibit A attached to this Amendment shall replace and become Exhibit A for purposes of the Plan.

          Executed this 14th day of May, 1998.


                                            AMP Incorporated

                                      /s/  W. J. Hudson
                                By:___________________________________

                                           President & CEO
                                Title:________________________________



                                   APPENDIX A

     The following are Employees for purposes of the Plan on and after the indicated effective date:

                                          Eligibility
   Name                  SSAN              Effective        Status
                                             Date

Hudson, W. J.                              01/01/89         Active
Marley, J. E.                              01/01/89         Active
Cole, H.                                   12/31/93         Active
Dalrymple, T.                              12/31/93         Retired
Drysdale, K.                               12/31/93         Active
Gassner, R.                                12/31/93         Active
Goonrey, C.                                12/31/93         Active
Guarneschelli, P                           12/31/93         Retired
Gurski, J.                                 12/31/93         Active
Hassan, J.                                 10/01/93         Active
Kastel, A.                                 12/31/93         Active
Knerr, Jr. G. R.                           12/31/93         Retired
Maher, J.                                  12/31/93         Retired
Seitchik, J.                               12/31/93         Active
Timmins, H.                                12/31/93         Retired
Ripp, R.                                   08/15/94         Active
Horowitz, D.                               09/12/94         Terminated Vested
Cornelius, D.                              02/01/95         Active
Hooper, D.                                 02/01/95         Active
Kegel, J.                                  02/01/95         Active
Proietto, N.                               02/01/95         Active
Clark, R.                                  02/01/96         Active
DiClemente, T.                             02/01/96         Active
Keizer, A.                                 02/01/96         Active
Overbaugh, J.                              02/01/96         Active
Peiffer, H.                                02/01/96         Retired
Roche, D.                                  02/01/96         Active
Spatz, N.                                  02/01/96         Active
Urkiel, W.                                 02/01/96         Active
Walker, L.                                 02/01/96         Active
Wilkie, D.                                 02/01/96         Active
Zettlemoyer, A.                            02/01/96         Active
Grabbe, D.                                 02/01/97         Active
Kapany, N.                                 02/01/97         Active
Miller, Jr., L.                            02/01/97         Active
Timashenka, P.                             02/01/97         Active
Yohe, Jr., M.                              02/01/97         Active
Bruggeworth, R.                            02/01/98         Active
Dittmann, L.                               02/01/98         Active
Goldstein, J.                              02/01/98         Active
Henschel, D.                               02/01/98         Active
Kaleida, R.                                02/01/98         Active
Lemaitre, P.                               02/01/98         Active
Lightner, L.                               02/01/98         Active
Unter, T.                                  02/01/98         Active
Usner, J.                                  02/01/98         Active
Vance, R.                                  02/01/98         Active